Exhibit 10.33.1
EXECUTION COPY
FIRST LETTER AMENDMENT
Dated as of December 9, 2005
Citicorp North America, Inc.,
as Administrative Agent
Two Penns Way, Suite 110
New Castle, Delaware 19720
          Re:       FelCor TRS Term Credit Facility
Ladies and Gentlemen:
          Reference is made to that certain Term Credit Agreement dated as of October 18, 2005 (the “Credit Agreement”) among FelCor TRS Borrower 1, L.P. (together with any Additional Borrowers that have become party to the Credit Agreement prior to the date hereof, collectively, the “Borrowers”), as borrowers; FelCor TRS Guarantor, L.P., FelCor Lodging Limited Partnership, as guarantors (together with any Additional Guarantors that have become parties to the Credit Agreement prior to the date hereof, collectively, the “Guarantors”); Citicorp North America, Inc. (“CNAI”), as the initial Lender, the administrative agent (in such capacity, the “Administrative Agent”) for the Lenders and the collateral agent for the Secured Parties; and Citigroup Global Markets Inc., as sole lead arranger and sole book running manager. Capitalized terms not otherwise defined herein shall have their respective meanings set forth in the Credit Agreement.
          It is hereby agreed by you and us as follows:
          1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date of this First Letter Amendment (this “Amendment”), hereby amended as follows:
     (a) The cover page of the Credit Agreement is hereby amended by deleting the figure “$175,000,000” on the first line thereof and substituting therefor the figure “$225,000,000”.
     (b) The definition of “Maximum Facility Amount” set forth in Section 1.01 of the Credit Agreement is hereby amended by deleting the figure “$175,000,000” set forth therein and substituting therefor the figure “$225,000,000”.
     (c) Section 2.03 of the Credit Agreement is hereby amended by deleting the chart set forth therein and substituting therefor the following chart:

Date	Amount
May 18, 2006	$324,678
June 18, 2006	$326,302
July 18, 2006	$327,933
August 18, 2006	$329,573
September 18, 2006	$331,221
October 18, 2006	$332,877
     (d) The Borrower Parties shall cause each of the New Guarantors (defined below) to execute and deliver a Guaranty Supplement to the Administrative Agent not later than December 30, 2005 (the “Delivery Date”). Any Default or Event of Default that otherwise would have resulted under the Credit Agreement (including pursuant to Section 5.01(j)(i) thereof) by reason of the failure of the Borrower Parties to cause such Guaranty Supplements to be so executed and delivered prior to the Delivery Date is hereby waived by the Lenders and the Administrative Agent. For purposes of this Amendment, the following Subsidiaries of FLLP (or their respective successors in interest, whether by merger, consolidation or otherwise, to the extent the same shall remain Subsidiaries of the Borrower Parties as of the Delivery Date) shall comprise “New Guarantors”: (i) FelCor/JPM Orlando I-Drive Hotel, L.L.C., (ii) FelCor/JPM Atlanta CP Hotel, L.L.C., (iii) FelCor/JPM Austin HI Holdings, L.P., (iv) FelCor/JPM Austin HI Hotel, L.L.C., (v) FelCor/JPM Mandalay Hotel, L.L.C., (vi) FelCor/JPM LBV Hotel, L.L.C., and (vii) FelCor/JPM Brunswick Hotel, L.L.C.
     (e) Schedule I to the Credit Agreement is hereby amended and replaced in its entirety with Annex A attached hereto.
     (f) Schedule II to the Credit Agreement is hereby supplemented by adding thereto the assets identified on Annex B attached hereto, which assets are intended to be transferred to a Borrower or a wholly-owned Subsidiary thereof in compliance with the Qualifying Asset Conditions prior to the Collateral Delivery Date. Each Loan Party hereby represents and warrants that such Schedule II, as amended by such Annex B, contains an accurate and complete list of all Mortgage Assets as of the date hereof.
     (g) Schedule 4.01(q) to the Credit Agreement is hereby supplemented by adding thereto the information set forth in Annex C attached hereto. Each Loan Party hereby represents and warrants that such Schedule 4.01(q), as amended by such Annex C, is accurate and complete as of the date hereof.
          2. Representations and Warranties. Each Loan Party hereby represents and warrants that the representations and warranties of such Loan Party contained in each of the Loan Documents (as amended or supplemented to date, including pursuant to this Amendment) are true and correct on and as of the date first above written, before and after giving effect to this Amendment, as though made on and as of such date. Each Loan Party further represents and warrants that the factual matters described herein are true and correct as of the date hereof.
          3. Effectiveness of Amendment. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received (a) counterparts of this Amendment executed by the Borrowers, the Administrative Agent and the Required Lenders (or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment), (b) an original counterpart of the Consent attached hereto executed by each Guarantor, (c) certified copies of authorizing resolutions and all documents evidencing other necessary corporate action of each Borrower approving this Amendment and the matters contemplated hereby and of each Guarantor approving the Consent and the matters contemplated hereby and thereby, (d) an incumbency certificate executed by a Secretary or Assistant Secretary of each Borrower and each Guarantor certifying to the names and true signatures of the officers of such parties authorized to sign this Amendment and the Consent, (e) an opinion of counsel to the Loan Parties in form and substance satisfactory to the Administrative Agent, and (f) replacement Notes reflecting the amended Maximum Facility Amount.
          4. Costs and Expenses. The Borrowers agree to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and any instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of

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counsel for the Administrative Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.
          5. Certain Definitions. Following the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
          6. Ratification. The Credit Agreement (as amended by this Amendment) and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except to the extent expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents.
          7. Execution Instructions. If you agree to the terms and provisions hereof, please evidence such agreement by executing and returning a counterpart of this Amendment to Malcolm K. Montgomery of Shearman & Sterling LLP by facsimile (646.848.7587), with four duplicate originals by overnight courier.
          8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.
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     This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

FELCOR TRS BORROWER 1, L.P.

By:	FelCor TRS Borrower GP 1, L.L.C.,
its General Partner

By:	/s/ Andrew J. Welch
Name: Andrew J. Welch
Title: Senior Vice President

FELCOR TRS BORROWER 2, L.P.

By:	FelCor TRS Borrower GP 2, L.L.C.,
its General Partner

By:	/s/ Andrew J. Welch
Name: Andrew J. Welch
Title: Senior Vice President

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Agreed as of the date first above written:
CITICORP NORTH AMERICA, INC.,
as Administrative Agent and Collateral Agent and as a Lender

By	/s/ David Bouton
Name: David Bouton
Title: Vice President

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CONSENT
Dated as of December 9, 2005
          Each of the undersigned, as Guarantor under the Guaranty set forth in Article VII of the Term Credit Agreement dated as of October 18, 2005 (the “Credit Agreement”) referred to in the First Letter Amendment to which this Consent is attached, hereby consents to such First Letter Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such First Letter Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such First Letter Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified by such First Letter Amendment.

FELCOR TRS GUARANTOR, L.P.,
a Delaware limited partnership

By:	FelCor TRS Guarantor GP, L.L.C.,
its General Partner

	By:	/s/ Andrew J. Welch
Name: Andrew J. Welch
Title: Senior Vice President

FELCOR LODGING LIMITED PARTNERSHIP,
a Delaware limited partnership

By:	FelCor Lodging Trust Incorporated,
its General Partner

	By:	/s/ Andrew J. Welch
Name: Andrew J. Welch
Title: Senior Vice President

FELCOR LODGING COMPANY, L.L.C.,
a Delaware limited liability company

By:	/s/ Andrew J. Welch

	Name:	Andrew J. Welch
	Title:	Senior Vice President
[Signatures continued on next page.]

C-1

FELCOR PHILADELPHIA CENTER, L.L.C.

By:	/s/ Andrew J. Welch

	Name:	Andrew J. Welch
	Title:	Senior Vice President

FELCOR MARSHALL MOTELS, L.L.C.

By:	/s/ Andrew J. Welch

	Name:	Andrew J. Welch
	Title:	Senior Vice President

CENTER CITY HOTEL ASSOCIATES

By:	FelCor Philadelphia Center, L.L.C.,
its General Partner

	By:	/s/ Andrew J. Welch

Name: Andrew J. Welch
Title: Senior Vice President

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ANNEX A TO FIRST
LETTER AMENDMENT
SCHEDULE 1
TERM COMMITMENTS AND APPLICABLE LENDING OFFICES

Name of
Initial Lender	Term Commitment	Domestic Lending Office	Eurodollar Lending Office
Citicorp North	$225,000,000	Two Penns Way, Suite 110	Two Penns Way, Suite 110
America, Inc.		New Castle, DE 19720	New Castle, DE 19720
		Attn: Annemarie E. Pavco	Attn: Annemarie E. Pavco
		Global Loans	Global Loans
		Tel.: (302) 894-6010	Tel.: (302) 894-6010
		Fax: (212) 994-0849	Fax: (212) 994-0849
Total	$225,000,000
Annex A-1

ANNEX B TO FIRST
LETTER AMENDMENT
SUPPLEMENT TO SCHEDULE II
MORTGAGE ASSETS
19. Orlando I-Drive Holiday Inn located at 8978 International Drive, Orlando, Florida 32819.
20. Walt Disney World Village — Doubletree located at 2305 Hotel Plaza Boulevard, Lake Buena Vista, Florida 32830.
21. Mandalay Beach — Embassy Suites located at 2101 Mandalay Beach Road, Oxnard, California 93035.
22. Brunswick — Embassy Suites located at 500 Mall Boulevard, Brunswick, Georgia 31525.
Annex B-1

ANNEX C TO FIRST
LETTER AMENDMENT
SUPPLEMENT TO SCHEDULE 4.01(Q)
REAL PROPERTY
[Intentionally omitted.]